SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 13, 1997


                             PREFERRED/TELECOM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



        DELAWARE                  33-92894                       75-2440201
(STATE OF OTHER JURIS-          (COMMISSION                    (IRS EMPLOYER
DICTION OF INCORPORATION)       FILE NUMBER)                 IDENTIFICATION NO.)




12655 N. CENTRAL EXPWY, SUITE 800, DALLAS, TEXAS                         75243
------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE     (972)458-9950






                                 NOT APPLICABLE


(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CORPDAL:62213.2  26287-00001
                                        1

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On February 4, 1997, Preferred/Telecom Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement") with Brite Voice Systems, Inc. ("Brite") pursuant to which the Company agreed to sell to Brite all right, title and interest in certain assets (the "Assets"). These Assets include the Company's end-user customer base as of February 1, 1997, to include all documents, notebooks, files and records on each customer relating to customer billing, collection and customer service operations; all documents, files and records relating to tariffs, both state and federal; all documents, files and records relating to individual authority to do business in various states throughout the United States; the currently being developed software system for billing and customer service; all rights in the Company's Carrier Identification Code (CIC); all Section 214 authority granted by the Federal Communications Commission; and certain portions of the Barter Agreement. The purchase does not include Accounts Receivable for any traffic prior to February 1, 1997. The
Company will provide Brite with Billing, Collection and Customer Service assistance for six (6) months on a contract basis only to enable a smooth transition. The total purchase price is $743,000, which will be distributed as follows: $250,000 to MCI Telecommunications Corporation ("MCI") in full and final settlement of the Company's liability to MCI; $143,000 in partial payment of the Company's November note to Brite; $9,000 for Brite's services from November, 1996 through January, 1997; and $341,000 to the Company. A new note to Brite was executed for the balance of $84,831.31, payable in equal monthly installments beginning March 1, 1997. The sale of the Assets to Brite pursuant to the Agreement was consummated on February 13, 1997.

         The sale of the Assets described above followed a reevaluation by the Company of its marketing efforts and product strategies as expenses continued to exceed revenues. The Company concluded that its services were applicable not only to the end-user long distance markets but also in the newly-competitive local calling arena and the realm of wireless communications. As a result, the Company negotiated the divestiture of its long distance customer base. The strategic focus of the Company will now shift to providing its products to domestic and international interexchange carriers and other telecommunications service providers who wish to offer speech recognition-enhanced services as a value added product to their customers and to corporations who wish to make the security and convenience of speech recognition available to its employees.

ITEM 5.           OTHER MATERIAL INFORMATION

REVERSE STOCK SPLIT. On February 24, 1997, the Board of Directors of the Company approved a one-for-two reverse stock split of the common stock (the "Common Stock"), par value $.001 per share, of the Company. Any fractional shares resulting from the reverse stock split shall be rounded up to the nearest whole share of Common Stock. On February 25, 1997, the reverse stock split was approved by stockholders holding more than 50% of the issued and outstanding shares of Common Stock. It is expected that the reverse stock split will become effective on March 7, 1997 upon the filing with the Secretary of the State of Delaware of the Amendment to the Certificate of Incorporation (the "Amendment") of the Company effectuating the reverse stock split.


CORPDAL:62213.2  26287-00001
                                        2

CHANGE OF NAME. On February 24, 1997, the Board of Directors also approved changing the name of the Company to Preferred Voice, Inc. to better reflect the nature of the business of the Company in light of the recent sale of assets. On February 25, 1997, the name change was approved by stockholders holding more than 50% of the issued and outstanding shares of Common Stock and will become effective at the same time as the reverse stock split, upon the filing with the Secretary of the State of Delaware of the Amendment.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         a)       Financial Statements of Business Acquired.
                  Not applicable.

         b)       Pro Forma Financial Information.
                  See Index to Pro Forma Financial Statements on page 4 hereof.

         c) Exhibits. The following exhibit is furnished in accordance with Item 601 of Regulation S-K.

                           2.1 Asset Purchase Agreement between Brite Voice Systems, Inc. and Preferred/Telecom, Inc. dated February 4, 1997. (Incorporated by reference to Exhibit 2.1 to the Company's Quarterly Report on Form 10-QSB for the quarter ended December 31, 1996, which was filed on February 14, 1997.)

CORPDAL:62213.2  26287-00001
                                        3

                             PREFERRED/TELECOM, INC.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS



Item 7.           Financial Statements and Exhibits

                  Balance Sheets - December 31, 1996 as reported on Form
                  10-QSB, Pro Forma Adjustments, and Pro Forma Balance
                  Sheet at December 31, 1996.                                F-1

                  Statement  of  Operations  - December  31, 1996 as
                  reported on Form 10-QSB, Pro Forma Adjustments, and
                  Pro Forma Statement of Operations at December 31, 1996.    F-2

                  Notes to Pro Forma Financial Statements                    F-3

                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PREFERRED/TELECOM, INC.



Date: February 28, 1997                    By:/s/Mary G. Merritt
                                            ---------------------
                                            Mary G. Merritt, Secretary/Treasurer
                                            (Principal Financial Officer)

CORPDAL:62213.2  26287-00001

                             PREFERRED/TELECOM, INC.

                                                                 PRO FORMA
                                                               BALANCE SHEETS
                                         SALE OF LONG DISTANCE ASSETS EFFECTIVE JANUARY 31, 1997
                                         STATEMENTS PRESENTED AT DECEMBER 31, 1996 IN FORM 10-QSB



                                                                                                                      PRO FORMA
                                                                     DECEMBER 31,             PRO FORMA              DECEMBER 31,
                                                                        1996                ADJUSTMENTS                 1996
ASSETS                                                              (UNAUDITED)             (UNAUDITED)              (UNAUDITED)

      CURRENT ASSETS:
          CASH AND CASH EQUIVALENTS                             $          39,218       $        341,000        $          380,218
           ACCOUNTS RECEIVABLE, NET OF ALLOWANCE                          136,647                      -                    136,647
           FOR DOUBTFUL ACCOUNTS OF $ 57,903, $-0-
           AND $2,474 RESPECTIVELY
          EMPLOYEE RECEIVABLES                                              1,529                      -                      1,529
          PREPAID EXPENSES                                                206,657               (34,641)                   172,016
                                                           -----------------------  ---------------------  ------------------------

      TOTAL CURRENT ASSETS                                        $       384,050        $       306,359           $       690,409
                                                           -----------------------  ---------------------  ------------------------

      PROPERTY AND EQUIPMENT:
         COMPUTER EQUIPMENT                                      $        103,663                                 $        103,663
         FURNITURE AND FIXTURES                                            25,143                                           25,143
         OFFICE EQUIPMENT                                                   6,082                                            6,082
         LEASEHOLD IMPROVEMENTS                                             6,248                                            6,248
         CALL VALIDATION SYSTEM                                           122,087              (122,087)                         -
         LESS:  ACCUMULATED DEPRECIATION                                 (63,801)                 24,986                  (38,815)
                                                           -----------------------  ---------------------  ------------------------

      NET PROPERTY AND EQUIPMENT                                 $        199,422     $         (97,101)         $         102,321
                                                           -----------------------  ---------------------  ------------------------

      OTHER ASSETS:
         DEPOSITS                                                $        103,624     $                -          $        103,624
         PREPAID EXPENSES                                                 640,000                      -                   640,000
         DEFERRED CONTRACT COSTS                                          100,203                      -                   100,203
         DEFERRED DEBT ISSUE COSTS-NET                                      4,387                      -                     4,387
         PATENTS AND TRADEMARKS-NET                                        19,443                      -                    19,443
         CERTIFICATE OF DEPOSIT                                            52,039                      -                    52,039
         STATE CERTIFICATIONS                                              22,891               (22,891)                         0
         DEFERRED STOCK ISSUE COSTS                                        68,241                      -                    68,241
                                                             -----------------------  ---------------------  -----------------------

      TOTAL OTHER ASSETS                                         $      1,010,828      $        (22,891)           $       987,937
                                                           -----------------------  ---------------------  ------------------------

TOTAL ASSETS                                                      $     1,594,299       $        186,367           $     1,780,666
                                                           =======================  =====================  ========================

        The accompanying notes are an integral part of these statements.

                                                                                                                      PRO FORMA
                                                                    DECEMBER 31,             PRO FORMA              DECEMBER 31,
                                                                       1996                ADJUSTMENTS                 1996
LIABILITIES AND STOCKHOLDER'S DEFICIT                               (UNAUDITED)             (UNAUDITED)              (UNAUDITED)

      CURENT LIABILITIES:
        ACCOUNTS PAYABLE                                          $       899,563       $      (365,835)           $       533,728
       ACCRUED OPERATING & VACATION EXPENSES                               43,419                (9,000)                    34,419
       ACCRUED PAYROLL AND RELATED TAX                                    475,421                      -                   475,421
       ACCRUED INTEREST PAYABLE                                           123,589                      -                   123,589
         NOTES PAYABLE                                                  1,413,100              (143,000)                 1,270,100
       NOTES PAYABLE-OFFICERS                                              57,500                      -                    57,500
                                                           -----------------------  ---------------------  ------------------------

      TOTAL CURRENT LIABILITIES                                   $     3,012,593       $      (517,835)            $    2,494,758
                                                           -----------------------  ---------------------  ------------------------


      LONG TERM DEBT                                              $       875,000       $              -            $      875,000
                                                           -----------------------  ---------------------  ------------------------

      COMMITMENTS AND CONTINGENCIES

      STOCKHOLDERS DEFICIT:
       COMMON STOCK, $0.001 PAR VALUE
         20,000,000 SHARES AUTHORIZED;
         SHARES ISSUED 10,860,142,  8,949,942
         AND 8,949,942 RESPECTIVELY                             $          10,860       $              -                    10,860
      ADDITIONAL  PAID IN CAPITAL                                       2,898,955                      -                 2,898,955
      ACCUMULATED DEFICIT                                             (5,201,241)                704,202               (4,497,039)
      TREASURY STOCK - AT COST                                            (1,868)                      -                   (1,868)
        STOCK SUBSCRIPTIONS RECEIVABLE                                        -0-                    -0-                       -O-
                                                           -----------------------  ---------------------  ------------------------

      TOTAL STOCKHOLDER DEFICIT                                   $   (2,293,294)        $       704,202           $   (1,589,092)
                                                           -----------------------  ---------------------  ------------------------

TOTAL LIABILITIES AND STOCKHOLDER DEFICIT                         $     1,594,299       $        186,367           $     1,780,666
                                                           =======================  =====================  ========================



                                                           F-1
        The accompanying notes are an integral part of these statements.

                             PREFERRED/TELECOM, INC.

                                                                          PRO FORMA
                                                                    STATEMENT OF OPERATIONS
                                                       SALE OF LONG DISTANCE ASSETS EFFECTIVE JANUARY 31, 1997
                                                       STATEMENTS PRESENTED AT DECEMBER 31, 1996 IN FORM 10-QSB



                                                                      NINE MONTHS ENDED               PRO FORMA
                                              ---------------------------------------------
                                                  DECEMBER 31,             PRO FORMA                DECEMBER 31,
                                                      1996                ADJUSTMENTS                   1996
                                                  (UNAUDITED)             (UNAUDITED)                (UNAUDITED)
                                              ---------------------  ----------------------   --------------------------

SALES                                          $      696,190                                      $            696,190

COST OF SALES                                         821,933                            -                      821,933
                                              ---------------------  ----------------------   --------------------------

   GROSS PROFIT (LOSS)                         $    (125,743)           $                -         $          (125,743)
                                              ---------------------  ----------------------   --------------------------

COSTS AND EXPENSES:
  SALES & MARKETING                            $      879,877                                      $            879,877
  GENERAL & ADMINISTRATIVE                            905,168                                                   905,168
  INTEREST EXPENSE                                    134,025                                                   134,025
                                              ---------------------  ----------------------   --------------------------

   TOTAL COSTS AND EXPENSES                    $    1,919,070           $                -         $          1,919,070
                                               ---------------------  ----------------------   --------------------------

LOSS BEFORE INCOME TAX                         $  (2,044,813)                                      $        (2,044,813)

NEGOTIATED SETTLEMENT                                                              115,835                      115,835

GAIN ON SALE OF ASSETS                                      -                      588,367                      588,367

PROVISION FOR INCOME TAX                                    -                                                         -
                                              ---------------------  ----------------------   --------------------------

NET LOSS                                        $ (2,044,813)           $          704,202         $        (1,340,611)
                                              =====================  ======================   ==========================

NET LOSS PER SHARE                              $      (0.20)                                      $             (0.13)
                                              =====================  ======================   ==========================

                                                                     F-2
        The accompanying notes are an integral part of these statements.

                             PREFERRED/TELECOM, INC.

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS



NOTE A - DISPOSITION OF ASSETS

         On February 4, 1997 an Asset Purchase Agreement was entered into with Brite Voice Systems, Inc. ("Brite") pursuant to which the Company agreed to sell to Brite all right, title and interest in certain assets (the "Assets"). These Assets include the Company's end-user customer base as of February 1, 1997, including all documentation on such customers; all documentation on tariffs, both state and federal; all documentation relating to individual authority to do business in various states throughout the United States; the Call Validation System; the Company's Carrier Identification Code; all Section 214 authority granted by the FCC; and the Print Barter Agreement. The purchase did not include the Company's accounts receivable for traffic prior to February 1, 1997.

NOTE B - SUMMARY OF EFFECT OF DISPOSITION OF ASSETS

Cash and Cash Equivalents

         Total cash received on sale was $341,000.

Prepaid Expensed

         The Company was party to a printing barter agreement which called for the exchange of $100,000 of long distance service for $100,000 of printing services. As long distance services were being provided by the Company, a prepaid expense was booked. The total amount of the prepaid expense associated with this agreement at December 31, 1996 was $34,641. The full barter agreement was transferred as part of the sale.

Property and Equipment

         The Company's Call Validation and Billing System was developed to enhance Customer Service and facilitate monthly billing and collection. The divestiture of the customer base eliminated the need for such a system and it was sold in the transaction.

Other Assets - State Certifications

         The sale of the long distance segment eliminates the need for the Company to maintain its nationwide Public Utility Commission filings and rights to do business.

Accounts Payable

         The Company negotiated a $250,000 full and final settlement of all amounts due through January 31, 1997 with its underlying carrier, MCI. At December 31, 1996 $365,835 was the amount outstanding for transmission services.

Accrued Operating & Vacation Expenses

         Monthly maintenance fees due Brite for November 1996 through January 1997 were $9,000 or $3,000 per month. These fees were deducted from the proceeds of the sale.

Notes Payable

         As of December 31, 1996, the Company had a note outstanding of $222,154 with Brite. $143,000 of the sale proceeds were applied against this note and a new note with interest dated January 31, 1997 was executed for $84,831 payable in eleven equal installments beginning March 1, 1997.

Accumulated Deficit

         Gain on sale of assets realized was $588,367. The settlement with MCI created a gain to the Company of $115,835 through December 31, 1996 for total reduction of accumulated deficit of $704,202.


                                       F-4